Exhibit 99.1

U.S. Physical Therapy Acquires Multi-Clinic Outpatient Practice in San Antonio

HOUSTON--(BUSINESS WIRE)--November 18, 2008--U.S. Physical Therapy, Inc. (NASDAQ:USPH) announced today that the Company has acquired a 65% interest in an outpatient rehabilitation practice with 4 clinics located in San Antonio, Texas. The practice currently sees approximately 35,000 physical therapy patients per year producing more than $3,000,000 in revenue.

Chris Reading, U.S. Physical Therapy Chief Executive Officer, stated, “The practice will continue to be run by the firm’s founding partner, whom retains a 35% equity stake in the business. These are our first clinics in San Antonio, the seventh largest city in the country with approximately 2,000,000 residents in the metro area. Working with our partner, we believe that there is significant opportunity to build additional clinic locations in this market.”

Larry McAfee, Chief Financial Officer, said, “The acquisition purchase price of approximately $5,000,000 was financed with $4,600,000 of funding from U.S. Physical Therapy’s bank credit facility and a $400,000 seller note.”

Forward-Looking Statements

This press release contains statements that are considered to be forward-looking within the meaning under Section 21E of the Securities Exchange Act of 1934. These statements contain forward-looking information relating to the financial condition, results of operations, plans, objectives, future performance and business of our Company. These statements (often using words such as “believes”, “expects”, “intends”, “plans”, “appear”, “should” and similar words) involve risks and uncertainties that could cause actual results to differ materially from those we project. Included among such statements are those relating to opening new clinics, availability of personnel and reimbursement. The forward-looking statements are based on our current views and assumptions and actual results could differ materially from those anticipated in such forward-looking statements as a result of certain risks, uncertainties, and factors, which include, but are not limited to:

  revenue and earnings expectations;
  general economic, business, and regulatory conditions including federal and state regulations;
  availability and cost of qualified physical and occupational therapists;
  personnel productivity;
  changes in Medicare guidelines and reimbursement or failure of our clinics to maintain their Medicare certification status;
  competitive and/or economic conditions in our markets which may require us to close certain clinics and thereby incur closure costs and losses including the possible write-down or write-off of goodwill;
  changes in reimbursement rates or payment methods from third party payors including government agencies and deductibles and co-pays owed by patients;
  maintaining adequate internal controls;
  availability, terms, and use of capital;
  acquisitions and the successful integration of the operations of the acquired businesses; and
  weather and other seasonal factors.

Many factors are beyond our control. Given these uncertainties, you should not place undue reliance on our forward-looking statements. Please see periodic reports filed with the Securities and Exchange Commission (the "SEC") for more information on these factors. Our forward-looking statements represent our estimates and assumptions only as of the date of this report. Except as required by law, we are under no obligation to update any forward-looking statement, regardless of the reason the statement is no longer accurate.

About U.S. Physical Therapy, Inc.

Founded in 1990, U.S. Physical Therapy, Inc. operates 363 clinics in 42 states. The Company's clinics provide preventative and post-operative care for a variety of orthopedic-related disorders and sports-related injuries, non-surgical treatment of osteo arthritis, treatment for neurologically-related injuries and rehabilitation of injured workers. In addition to owning and operating clinics, the Company manages physical therapy facilities for third parties, including hospitals and physician groups.

More information about U.S. Physical Therapy, Inc. is available at www.usph.com. The information included on that website is not incorporated into this press release.

CONTACT:
U.S. Physical Therapy, Inc., Houston
Chief Financial Officer
Larry McAfee, 713-297-7000
or
Chief Executive Officer
Chris Reading, 713-297-7000